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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             --------------------
                                   FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ___________
                        ------------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                             13-4941247
(Jurisdiction of Incorporation or                    (I.R.S. Employer
organization if not a U.S. national bank)            Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                   10006
(Address of principal                                (Zip Code)
executive offices)

                       Bankers Trust Company
                       Legal Department
                       130 Liberty Street, 31st Floor
                       New York, New York  10006
                       (212) 250-2201
           (Name, address and telephone number of agent for service)
                       _________________________________

                                 SALOMON INC.
              (Exact name of obligor as specified in the charter)

DELAWARE                                              22-1660266
(State or other jurisdiction                          (I.R.S. employer
of incorporation or organization)                     Identification no.)


Seven World Trade Center
New York, New York                                        10048
(Address of principal executive offices)                  (Zip Code)
                        ------------------------------
                         SUBORDINATED DEBT SECURITIES
                      (Title of the indenture securities)
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                                      -2-



Item   1.  General Information.
           Furnish the following information as to the trustee.

           (a) Name and address of each examining or supervising authority to which it is subject.

           Name                                          Address
           ----                                          -------
           Federal Reserve Bank (2nd District)         New York, NY
           Federal Deposit Insurance Corporation       Washington, D.C.
           New York State Banking Department           Albany, NY

           (b)  Whether it is authorized to exercise corporate trust powers.

                Yes.

Item   2.  Affiliations with Obligor.

           If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None.

Item   3. -15.  Not Applicable

Item  16.       List of Exhibits.

             Exhibit     1 - Restated Organization Certificate of
                             Bankers Trust Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

             Exhibit     2 - Certificate of Authority to commence
                             business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             Exhibit     3 - Authorization of the Trustee to exercise
                             corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             Exhibit     4 - Existing By-Laws of Bankers Trust Company, dated
                             as amended on October 19, 1995. - Incorporated

                             herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171.

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                                      -3-


              Exhibit    5 - Not applicable.

              Exhibit    6 - Consent of Bankers Trust Company
                             required by Section 321(b) of the Act. -
                             Incorporated herein by reference to Exhibit
                             4 filed with Form T-1 Statement,
                             Registration No. 22-18864.

              Exhibit    7 - A copy of the latest report of condition of
                             Bankers Trust Company dated as of March 31, 1996.

              Exhibit    8 - Not Applicable.

              Exhibit    9 - Not Applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of June 1996.


                                       BANKERS TRUST COMPANY

                                       By: /s/ Terence Rawlins
                                           --------------------
                                           Terence Rawlins
                                           Assistant Treasurer

Legal Title of Bank:       Bankers Trust Company
Address:                   130 Liberty Street
City, State    ZIP:        New York, NY  10006
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3

Call Date:   3/31/96      ST-BK:   36-4840          FFIEC 031
Vendor ID: D              CERT:  00623              Page RC-1
                                                    11

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks March 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                -----------
                                                                                                                |  C400    |
                                                                                   -----------------------------------------
                                                Dollar Amounts in Thousands        |  RCFD                  Bil Mil Thou   |
                                                                                   -----------------------------------------
ASSETS                                                                             |                                       |
  1.    Cash and balances due from depository institutions (from Schedule RC-A):   |                                       |
         a.   Noninterest-bearing balances and currency and coin(1) .............. |   0081                  1,145,000     |1.a.
         b.   Interest-bearing balances(2) ....................................... |   0071                  1,403,000     |1.b.
  2.    Securities:                                                                |                                       |
         a.   Held-to-maturity securities (from Schedule RC-B, column A) ......... |   1754                             0  |2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)........ |   1773                     3,535,000  |2.b.
  3    Federal funds sold and securities purchased under agreements to resell      |                                       |
         in domestic offices of the bank and of its Edge and Agreement
         subsidiaries, and in IBFs:                                                |                                       |
        a.   Federal funds sold .................................................. |   0276                     3,190,000  |3.a.
        b.   Securities purchased under agreements to resell ..................... |   0277                     2,242,000  |3.b.
  4.   Loans and lease financing receivables:                                      |                                       |
        a.   Loans and leases, net of unearned income                              |                                       |
               (from Schedule RC-C)                       RCFD 2122    24,678,000  |                                       |4.a.
        b.   LESS:   Allowance for loan and lease losses..RCFD 3123       938,000  |                                       |4.b.
        c.   LESS:   Allocated transfer risk reserve .....RCFD 3128             0  |                                       |4.c.
        d.   Loans and leases, net of unearned income,                             |                                       |
             allowance, and reserve (item 4.a minus 4.b and 4.c) ................. |   2125                    23,740,000  |4.d.
  5.   Assets held in trading accounts ........................................... |   3545                    32,261,000  |5.
  6.   Premises and fixed assets (including capitalized leases) .................. |   2145                       857,000  |6.
  7.   Other real estate owned (from Schedule RC-M) .............................. |   2150                       247,000  |7.
  8.   Investments in unconsolidated subsidiaries and associated companies         |                                       |

         (from Schedule RC-M)                                                      |   2130                       253,000  |8.
  9.   Customers' liability to this bank on acceptances outstanding .............. |   2155                       402,000  |9.
 10.   Intangible assets (from Schedule RC-M) .................................... |   2143                        12,000  |10.
 11.   Other assets (from Schedule RC-F) ......................................... |   2160                    11,579,000  |11.
 12.   Total assets (sum of items 1 through 11) .................................. |   2170                    80,866,000  |12.
                                                                                   -----------------------------------------

- --------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:       Bankers Trust Company
Address:                   130 Liberty Street
City, State Zip:           New York, NY  10006
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3

Call Date: 3/31/96        ST-BK:  36-4840       FFIEC  031
Vendor ID: D              CERT:  00623          Page  RC-2
                                                12

Schedule RC--Continued

                                                                                   -----------------------------------------
                                                Dollar Amounts in Thousands        |                        Bil Mil Thou   |
                                                                                   -----------------------------------------
LIABILITIES                                                                        |                                       |
13. Deposits:                                                                      |                                       |
         a.   In domestic offices (sum of totals of columns A and C from           |                                       |
                Schedule RC-E, part I)                                             | RCON 2200                  7,327,000  |13.a.
         (1)   Noninterest-bearing(1) ..................... RCON 6631    2,132,000 |                                       |13.a.(1)
         (2)  Interest-bearing ............................ RCON 6636    5,195,000 |                                       |13.a.(2)
         b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs        |                                       |
                (from Schedule RC-E part II) ..................................... | RCFN 2200                 18,575,000  |13.b.
         (1)   Noninterest-bearing ........................ RCFN 6631      552,000 |                                       |13.b.(1)
         (2)   Interest-bearing ........................... RCFN 6636   18,023,000 |                                       |13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase  |                                       |
          in domestic offices of the bank and of its Edge and Agreement            |                                       |
          subsidiaries, and in IBFs:                                               |                                       |
         a.   Federal funds purchased ............................................ | RCFD 0278                  2,324,000  |14.a.
         b.   Securities sold under agreements to repurchase ..................... | RCFD 0279                    651,000  |14.b.
15.      a.   Demand notes issued to the U.S. Treasury ........................... | RCON 2840                          0  |15.a.
         b.   Trading liabilities ................................................ | RCFD 3548                 18,807,000  |15.b.
16.    Other borrowed money:                                                       |                                       |
         a.   With original maturity of one year or less ......................... | RCFD 2332                 13,784,000  |16.a.
         b.   With original maturity of more than one year ....................... | RCFD 2333                  3,462,000  |16.b.
17.    Mortgage indebtedness and obligations under capitalized leases ............ | RCFD 2910                     34,000  |17.
18.    Bank's liability on acceptances executed and outstanding .................. | RCFD 2920                    415,000  |18.
19.    Subordinated notes and debentures ......................................... | RCFD 3200                  1,227,000  |19.
20.    Other liabilities (from Schedule RC-G) .................................... | RCFD 2930                  9,724,000  |20.
21.    Total liabilities (sum of items 13 through 20) ............................ | RCFD 2948                 76,330,000  |21.
                                                                                   |                                       |
22.    Limited-life preferred stock and related surplus .......................... | RCFD 3282                          0  |22.
EQUITY CAPITAL                                                                     |                                       |
23.    Perpetual preferred stock and related surplus ............................. | RCFD 3838                    500,000  |23.
24.    Common stock .............................................................. | RCFD 3230                  1,002,000  |24.
25.    Surplus (exclude all surplus related to preferred stock) .................. | RCFD 3839                    528,000  |25.
26.    a.   Undivided profits and capital reserves ............................... | RCFD 3632                  2,879,000  |26.a.
       b.   Net unrealized holding gains (losses) on available-for-sale            |                                       |
              securities ......................................................... | RCFD 8434              (       8,000) |26.b.

27.    Cumulative foreign currency translation adjustments ....................... | RCFD 3284              (     365,000) |27.
28.    Total equity capital (sum of items 23 through 27) ......................... | RCFD 3210                  4,536,000  |28.
29.    Total liabilities, limited-life preferred stock, and equity capital         |                                       |
         (sum of items 21, 22, and 28) ........................................... | RCFD 3300                 80,866,000  |29.
                                                                                   -----------------------------------------

Memorandum
To be reported only with the March Report of Condition.
   1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
         for the bank by independent external                           Number
         auditors as of any date during 1994 ....... RCFD    6724         2

1    =   Independent audit of the bank conducted in accordance         4  =  Directors' examination of the bank performed by other
         with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
         public accounting firm which submits a report on the bank           authority)
2    =   Independent audit of the bank's parent holding company        5  =  Review of the bank's financial statements by external
         conducted in accordance with generally accepted auditing            auditors
         standards by a certified public accounting firm which         6  =  Compilation of the bank's financial statements by
         submits a report on the consolidated holding company                external auditors
         (but not on the bank separately)                              7  =  Other audit procedures (excluding tax preparation work)
3    =   Directors' examination of the bank conducted in               8  =  No external audit work
         accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

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(1)      Including total demand deposits and noninterest-bearing time and savings deposits.